Dreyfus
Strategic Municipal
Bond Fund, Inc.



ANNUAL REPORT
November 30, 2001







                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

     * Information we receive from you, such as your name, address, and social security number.

     * Information about your transactions with us, such as the purchase or sale of Fund shares.

     * Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Additional Information

                            29   Proxy Results

                            33   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus  Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2000 through November 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager during the reporting period, Paul Disdier. On November 1, 2001 James Welch became the fund's primary portfolio manager.

Even before the devastating terrorist attacks of September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates aggressively. After the attacks, the Fed reduced rates even further in an attempt to offset the adverse economic effects of the disruption in business activity and consumer spending. Recent events have prolonged existing economic weakness, but we believe that the U.S. may begin to see signs of economic recovery in the months ahead.

In the meantime, there is little doubt that municipal bond yields will remain relatively low and that the investment environment will continue to be challenging. At times like these, emotions should be set aside in favor of an objective, rational view of prevailing risks and opportunities. It is important during any time of market uncertainty to seek professional management and professional advice, both of which are cornerstones of our investment approach. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

For additional market perspectives, we have created "Investing In Uncertain Markets," a publication designed to help you weather the storm through the long-term application of four fundamental principles of successful investing. Visit www.dreyfus.com to order or download a copy.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 14, 2001




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the 12-month period ended November 30, 2001, the fund achieved a total return of 8.31% .(1) During the same period, the fund produced an aggregate income dividend of $0.5604 per share, which is equal to an annualized distribution rate of 6.63% .(2)

We attribute the fund's positive performance to a favorable environment for municipal bonds during the reporting period. Tax-exempt securities provided strong returns because of falling short-term interest rates and high levels of demand from investors seeking investment alternatives to a declining stock market. However, the fund was adversely affected late in the period by the
September   11  terrorist  attacks,  offsetting  some  of  its  earlier  gains.

What is the fund's investment approach?

The fund seeks high current income exempt from federal income tax by investing in long-term, tax-exempt municipal bonds.

In so doing, we look for bonds that we believe can provide high current income. We strive to find such opportunities through analysis of individual bonds' structures. Within the context of our bond structure analyses, we pay particularly close attention to each bond's maturity and early redemption features.

Over time, many of the fund's older, higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with new securities that offered currently higher than average income payments. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually sell bonds that are close to
The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy represented a primary driver of the fund' s performance during the reporting period. The economy was already showing signs of deterioration when the reporting period began, and the Federal Reserve Board (the "Fed") took its first steps to stimulate economic growth by reducing short-term interest rates on the first business day of January 2001. The Fed eased short-term interest rates a total of 10 times during the reporting period, reducing the benchmark federal funds rate by 4.50 percentage points. Because we consistently maintained the fund's average duration -- a measure of sensitivity to interest-rate changes -- near the long end of its range, the fund generally benefited from these changes in Fed policy.

In this environment, many of the fund's income-oriented holdings benefited from a narrowing of the yield differences among highly rated securities and lower rated securities. That's because investors seeking investment alternatives to a declining stock market developed an increased appetite for income-oriented bonds. As high yielding bonds were sold, redeemed or matured, we generally reinvested the proceeds in higher quality securities.

Toward the end of the reporting period, the fund was influenced by a major economic shock: the September 11 terrorist attacks. This unexpected disaster sent an already faltering U.S. economy into recession. Investors concerned about a declining stock market, a weak economy and an unstable international political situation flocked to high quality securities, including tax-exempt bonds.

While the "flight to quality" generally supported municipal bond prices, it had a negative influence on the prices of tax-exempt bonds issued by airlines. Because the fund held airline bonds as well as other corporate credits, the fund's net asset value was directly affected.


What is the fund's current strategy?

For some time now, low interest rates have presented a challenge to the fund because we have been unable to replace maturing bonds with new securities offering comparable yields. We took steps to meet this challenge several years ago by leveraging the fund through the issuance of auction-preferred stock. This strategy has continued to benefit the fund as interest rates have fallen, causing our borrowing costs to decline and improving our ability to maintain the fund's target dividend. With interest rates currently at such low levels, we have recently begun to lock in prevailing borrowing costs by substantially extending the maturities of our auction-preferred stock.

In addition, as we believe the fund's target dividend is currently secure, we have recently increased our investments in highly rated tax-exempt bonds. In our view, these high quality bonds should help the fund weather this time of uncertainty until the economy recovers and the fund's corporate-backed holdings rebound.

December 14, 2001

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

     (2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

November 30, 2001 (Unaudited)

  Market Price per share November 30, 2001        $8.45

  Shares Outstanding November 30, 2001       47,992,267

  New York Stock Exchange Ticker Symbol             DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)


                           Fiscal Year Ended November 30, 2001
-------------------------------------------------------------------------------------------------------------------------------
                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        FEBRUARY 28, 2001             MAY 31, 2001            AUGUST 31, 2001            NOVEMBER 30, 2001
-------------------------------------------------------------------------------------------------------------------------------

High                         $9.22                        $9.20                    $9.36                       $9.33

Low                           8.00                        8.60                      8.62                        8.26

Close                         9.07                        8.85                      9.33                        8.45

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   November 22, 1989 (commencement of operations)
     through November 30, 2001                                                                                 93.20%

   December 1, 1991 through November 30, 2001                                                                   70.57

   December 1, 1996 through November 30, 2001                                                                   20.58

   December 1, 2000 through November 30, 2001                                                                   10.72

   March 1, 2001 through November 30, 2001                                                                      (2.37)

   June 1, 2001 through November 30, 2001                                                                       (1.50)

   September 1, 2001 through November 30, 2001                                                                  (8.00)

NET ASSET VALUE PER SHARE

  November 22, 1989 (commencement of operations)     $9.32

  November 30, 2000                                   8.60

  February 28, 2001                                   8.82

  May 31, 2001                                        8.86

  August 31, 2001                                     9.24

  November 30, 2001                                   8.75

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   November 22, 1989 (commencement of operations)
     through November 30, 2001                                                                                114.67%

   December 1, 1991 through November 30, 2001                                                                  81.49

   December 1, 1996 through November 30, 2001                                                                  27.61

   December 1, 2000 through November 30, 2001                                                                   8.31

   March 1, 2001 through November 30, 2001                                                                      3.96

   June 1, 2001 through November 30, 2001                                                                       1.88

   September 1, 2001 through November 30, 2001                                                                 (3.80)

    (*)WITH DIVIDENDS REINVESTED.



STATEMENT OF INVESTMENTS

November 30, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.0%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                     3,000,000                2,949,840

ALASKA--3.5%

Alaska Housing Finance Corporation:

   6.25%, 6/1/2035 (Insured; MBIA)                                                            7,825,000                8,213,902

   6.05%, 6/1/2039 (Insured; MBIA)                                                           12,185,000               12,641,694

ARIZONA--1.3%

Apache County Industrial Development Authority, PCR

   (Tuscon Electric Power Co.) 5.85%, 3/1/2028                                                8,500,000                7,918,515

ARKANSAS--.9%

Arkansas Development Finance Authority, SFMR

   6.25%, 1/1/2032                                                                            5,000,000                5,271,100

CALIFORNIA--1.8%

California Health Facilities Financing Authority,

  Health Facility Financing Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             3,750,000                4,051,687

California Statewide Communities
   Development Authority, COP

   (The Internext Group) 5.375%, 4/1/2030                                                     5,000,000                4,611,300

Los Angeles Regional Airports Improvement Corporation, LR

   (International Airport--Delta) 6.35%, 11/1/2025                                            2,750,000                2,375,863

COLORADO--.3%

Colorado Health Facilities Authority, Revenue

   (American Housing Foundation 1, Inc.) 10.25%, 12/1/2020                                    5,600,000  (a)           1,937,600

CONNECTICUT--2.4%

Connecticut Development Authority, PCR

   (Connecticut Light and Power) 5.95%, 9/1/2028                                             14,000,000               14,199,640

DELAWARE--1.0%

Delaware Health Facilities Authority, Revenue

   (Beebe Medical Center) 6.80%, 6/1/2024                                                     5,905,000                6,030,776

DISTRICT OF COLUMBIA--2.4%

District of Columbia Tobacco Settlement Financing Authority

   6.75%, 5/15/2040                                                                           7,000,000                7,591,290

Metropolitan Washington Airports Authority,

  Special Facilities Revenue

   (Caterair International Corp.) 10.125%, 9/1/2011                                           6,720,000                6,727,661

FLORIDA--5.5%

Florida Housing Finance Corporation, Housing Revenue

  (Seminole Ridge Apartments)

   6%, 4/1/2041 (Collateralized; GNMA)                                                        6,415,000                6,600,137

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Board of Education, Capital Outlay
   10.123%, 6/1/2019                                                                         15,000,000  (b,c)        15,841,050

Lee County Industrial Development Authority,

  Health Care Facilities Revenue

   (Shell Point Village) 5.50%, 11/15/2029                                                    1,500,000                1,334,130

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         3,500,000                3,619,175

South Lake County Hospital District, Revenue

   (South Lake Hospital, Inc.) 5.80%, 10/1/2034                                               6,000,000                6,050,220

GEORGIA--1.7%

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,280,000  (d)          10,336,435

IDAHO--.4%

Idaho Housing and Finance Association, SFMR

   6.35%, 1/1/2030 (Collateralized; FNMA)                                                     2,500,000                2,627,400

ILLINOIS--4.5%

Chicago-O'Hare International Airport, Special Facility
   Revenue (United Air Lines) 6.30%, 5/1/2016                                                 4,500,000                2,641,815

Illinois Development Finance Authority, Revenue:

   (Community Rehabilitation Providers Facilities
      Acquisition Program) 6.05%, 7/1/2019                                                    5,290,000                5,204,302

   HR (Adventist Health Systems / Sunbelt)
      5.50%, 11/15/2029                                                                       2,675,000                2,510,166

Illinois Health Facilities Authority, Revenue:

   (OSF Healthcare Systems) 6.25%, 11/15/2029                                                12,000,000               12,463,560

   (Advocate Network Health Care) 6.125%, 11/15/2022                                          4,000,000                4,199,360

INDIANA--4.1%

Burns Harbor Industrial Solid Waste Disposal Facilities,
   Revenue (Bethlehem Steel Corp.) 8%, 4/1/2024                                               6,000,000  (a)             558,000

Franklin Township School Building Corporation
   6.125%, 1/15/2022                                                                          6,000,000                6,938,040

Indianapolis Airport Authority, Revenue

   (United Air Lines) 6.50%, 11/15/2031                                                      17,350,000               11,187,280

Jasper County, EDR (Georgia Pacific Corp.)

   5.60%, 4/1/2029                                                                            7,000,000                6,415,220

KENTUCKY--.4%

Kenton County Airport Board, Airport Revenue

   (Special Facilities--Delta Airlines) 6.125%, 2/1/2022                                      3,000,000                2,516,970



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--4.2%

Lake Charles Harbor and Terminal, District Port Facilities
   Revenue (Trunkline LNG Co.) 7.75%, 8/15/2022                                              15,000,000               15,914,400

Parish of De Soto, Environmental Improvement Revenue

   (International Paper Co.) 6.55%, 4/1/2019                                                  2,900,000                2,986,101

West Feliciana Parish, PCR:

   (Entergy Gulf States) 6.60%, 9/1/2028                                                      4,000,000                4,071,080

   (Gulf States) 5.80%, 12/1/2015                                                             2,500,000                2,483,450

MARYLAND--.5%

Baltimore County, PCR (Bethlehem Steel Corp.)

   7.50%, 6/1/2015                                                                            5,000,000  (a)             465,000

Maryland Industrial Development Financing Authority, EDR

   (Medical Waste Associates Limited Partnership)
   8.75%, 11/15/2010                                                                          4,135,000                2,791,125

MASSACHUSETTS--.7%

Massachusetts Health and Educational Facilities
   Authority, Revenue (Beth Israel Hospital)
   9.647%, 7/1/2025 (Insured; AMBAC)                                                          3,250,000  (b)           3,445,000

Pittsfield, SWDR (Vicon Recovery Associates)

   7.95%, 11/1/2004                                                                             865,000                  868,252

MICHIGAN--1.7%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (d)           5,956,450

Michigan Strategic Fund, SWDR

   (Genesee Power Station) 7.50%, 1/1/2021                                                    4,000,000                3,922,600

MISSISSIPPI--1.8%

Mississippi Business Finance Corporation, PCR

   (Systems Energy Resources, Inc.) 5.90%, 5/1/2022                                          11,070,000               10,888,895

MISSOURI--1.6%

Jackson County Industrial Development Authority,

  Health Facilities Revenue

   (Carondelet Health Corp.) 9%, 7/1/2020                                                     6,485,000                6,501,018

Saint Louis Industrial Development Authority

   (Saint Louis Convention) 7.25%, 12/15/2035                                                 3,250,000                3,421,470

NEVADA--3.4%

Clark County, IDR:

  (Nevada Power Company)

      5.50%, 10/1/2030                                                                        7,000,000                6,336,260

   (Southwest Gas Corporation)

      6.50%, 12/1/2033                                                                        5,000,000                5,032,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

NEVADA (CONTINUED)

Washoe County (Reno-Sparks Convention)

   6.40%, 7/1/2029 (Insured; FSA)                                                             8,000,000                9,258,160

NEW HAMPSHIRE--1.9%

New Hampshire Business Finance Authority, PCR

   (Public Service Co.) 6%, 5/1/2021                                                          6,000,000                6,036,600

New Hampshire Industrial Development Authority, PCR

   (Connecticut Light) 5.90%, 11/1/2016                                                       5,400,000                5,403,078

NEW JERSEY--2.8%

New Jersey Economic Development Authority:

  First Mortgage Revenue

      (The Evergreens) 9.25%, 10/1/2022                                                       4,925,000                5,306,934

   Special Facilities Revenue (Continental Airlines, Inc.):

      6.40%, 9/15/2023                                                                        7,000,000                5,627,300

      7.20%, 11/15/2030                                                                       7,000,000                6,180,580

NEW YORK--1.6%

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County) 9.50%, 4/15/2014                                    605,000                  694,734

   (Marymount Manhattan College) 6.25%, 7/1/2029                                              4,000,000                4,370,200

TSASC, Inc. 6.375%, 7/15/2039                                                                 4,500,000                4,803,795

NORTH CAROLINA--.4%

North Carolina Eastern Municipal Power Agency,

   Power Systems Revenue 6.70%, 1/1/2019                                                      2,500,000                2,674,850

OHIO--2.8%

Cuyahoga County, HR (Metrohealth Systems)

   6.15%, 2/15/2029                                                                          10,000,000               10,279,700

Ohio Air Quality Development Authority, PCR

   6.10%, 8/1/2020                                                                            2,400,000                2,443,824

Ohio Water Development Authority, PCR

   (Cleveland Electric) 6.10%, 8/1/2020                                                       4,000,000                4,073,040

OKLAHOMA--2.4%

Oklahoma Development Finance Authority, Revenue

   (St. John Health System) 6%, 2/15/2029                                                     9,000,000                9,583,470

Oklahoma Industries Authority, Health System Revenue

   (Obligation Group) 5.75%, 8/15/2029 (Insured; MBIA)                                        5,000,000                5,214,150

PENNSYLVANIA--4.2%

Allegheny County Port Authority,
  Special Transportation Revenue

   6.125%, 3/1/2029 (Insured; MBIA)                                                           4,750,000                5,420,130

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric) 7.625%, 5/1/2025                                                      8,800,000                9,491,856


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Economic Development Financing Authority
   RRR (Northhampton Generating Project)
   6.60%, 1/1/2019                                                                            4,200,000                4,235,448

Pennsylvania Housing Finance Agency,

  Multi-Family Development Revenue

   8.25%, 12/15/2019                                                                            287,000                  290,972

Washington County Authority, Capital Funding Revenue

   (Capital Projects & Equipment Program)
   6.15%, 12/1/2029 (Insured; AMBAC)                                                          5,000,000                5,798,800

RHODE ISLAND--1.0%

Rhode Island Health & Educational Building Corporation

  Higher Educational Facilities
  (University of Rhode Island)

   5.875%, 9/15/2029 (Insured; MBIA)                                                          5,910,000                6,289,895

SOUTH CAROLINA--2.5%

South Carolina Medical Facilities, Hospital Facilities
   Revenue 6%, 7/1/2019                                                                       5,000,000                5,261,550

Tobacco Settlement Revenue Management Authority,

   Tobbacco Settlement Revenue 6.375%, 5/15/2028                                              9,500,000               10,011,195

TENNESSEE--2.7%

Memphis Center City Revenue Finance Corp.
  Sports Facility Revenue

   (Memphis Redbirds) 6.50%, 9/1/2028                                                         6,000,000                5,880,780

Tennessee Housing Development Agency
   (Homeownership Program):

      6%, 1/1/2028                                                                            5,330,000                5,509,887

      6.40%, 7/1/2031                                                                         4,885,000                5,208,143

TEXAS--12.3%

Austin (Convent Station) 6.70%, 1/1/2032                                                      4,250,000                4,330,665

Gregg County Health Facilities Development
   Corporation, HR (Good Shepherd Medical Center)
   6.375%, 10/1/2025                                                                          2,500,000                2,685,800

Harris County Health Facilities Development Corporation, HR:

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             7,000,000                7,355,460

   (St. Luke's Episcopal Hospital) 5.375%, 2/15/2026                                          5,000,000                4,893,550

Houston Airport System, Special Facilities Revenue,

   (Airport Improvement Continental Airlines)
   6.125%, 7/15/2017                                                                          2,875,000                2,174,564

Katy Independent School District

   6.125%, 2/15/2032                                                                         11,360,000               12,226,995

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Sabine River Authority, PCR (TXU Electric):

   6.45%, 6/1/2021                                                                            3,000,000                3,074,880

   5.50%, 5/1/2022                                                                            6,000,000                6,022,440

Springhill Courtland Heights Public Facility Corp. MFHR

   5.85%, 12/1/2028                                                                           6,030,000                6,035,427

Texas:

   (Veterans ) 6%, 12/1/2030                                                                  3,935,000                4,137,377

   (Veterans Housing Assistance Program) 6.10%, 6/1/2031                                      8,510,000                8,960,690

Texas Department of Housing and Community Affairs,

   Collateralized Home Mortgage Revenue
   11.457%, 7/2/2024                                                                          6,600,000  (b)           7,713,750

Tyler Health Facilities Development Corp., HR

   (East Texas Medical Center Regional Health
   Care System) 6.75%, 11/1/2025                                                              5,850,000                4,689,594

UTAH--1.7%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           4,775,000                4,930,140

   Zero Coupon, 8/15/2024                                                                     1,545,000                  395,288

Tooele County, Hazardous Waste Treatment Revenue

   (Union Pacific) 5.70%, 11/1/2026                                                           5,000,000                4,702,600

VIRGINIA--5.7%

Fairfax County Water Authority, Revenue
   9.370%, 4/1/2029                                                                           4,000,000  (b,c)         4,051,920

Henrico County Industrial Development Authority, Revenue

   (Bon Secours Health Care System) 9.394%, 8/23/2027                                         7,500,000  (b)           9,084,375

Virginia Housing Development Authority:

   MFHR 7.05%, 5/1/2018                                                                      12,000,000               12,313,920

   Rental Housing 6.20%, 8/1/2024                                                             8,520,000                8,821,523

WASHINGTON--2.0%

Washington Higher Education Facilities Authority,
   Revenue (Whitman College) 5.875%, 10/1/2029                                               10,000,000               10,491,400

Energy Northwest, Revenue

   (Wind Project) 6%, 7/1/2023                                                                1,500,000                1,473,210

WISCONSIN--6.0%

Wisconsin Housing and Economic Development Authority

  Homeownership Revenue:

      9.97%, 7/1/2025                                                                        10,600,000  (b,c)        11,273,206

      6.25%, 9/1/2027                                                                        13,300,000               13,808,060

Wisconsin Health and Educational Facilities Authority,
   Revenue (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                       12,175,000               11,294,382


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

WYOMING--2.4%

Sweetwater County, SWDR (FMC Corp.):

   7%, 6/1/2024                                                                               2,200,000                2,271,698

   6.90%, 9/1/2024                                                                            2,000,000                2,059,920

Wyoming Student Loan Corporation,
   Student Loan Revenue:

      6.20%, 6/1/2024                                                                         5,000,000                5,242,800

      6.25%, 6/1/2029                                                                         5,000,000                5,244,500

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $594,211,649)                                                                                               587,756,684
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.4%
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--.2%

Connecticut Health and Educational Facilities Authority,
   VRDN (Yale University) 1.55%                                                               1,000,000  (e)           1,000,000

PENNSYLVANIA--.4%

Pennsylvania Higher Education Facilities Authority, VRDN

   (Carnegie Mellon University) 1.55%                                                         1,000,000  (e)           1,000,000

Philadelphia Hospital and Higher Education
   Facilities Authority,VRDN

   (Childrens Hospital Project) 1.60%                                                         1,600,000  (e)           1,600,000

TEXAS--.6%

Harris County Health Facilities Development

   Corporation, VRDN (Young Mens Christian
   Association) 1.60% (LOC; Bank One)                                                         3,700,000  (e)           3,700,000

VIRGINIA --.1%

Roanoke Industrial Development, HR, VRDN

   (Carilion Health Systems) 1.60%                                                            1,000,000  (e)           1,000,000

WYOMING--.1%

Uinta County, PCR, VRDN

   (Amoco Project) 1.55%                                                                        500,000  (e)             500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $8,800,000)                                                                                                   8,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $603,011,649)                                                             98.4%              596,556,684

CASH AND RECEIVABLES (NET)                                                                         1.6%                9,452,104

NET ASSETS                                                                                       100.0%              606,008,788

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

COP                   Certificate of Participation

EDR                   Economic Development Revenue

FNMA                  Federal National Mortgage
                          Association

FSA                   Financial Security Assurance

GNMA                  Government National Mortgage
                          Association

HR                    Hospital Revenue

IDR                   Industrial Development Revenue

LR                    Lease Revenue

LOC                   Letter of Credit

MBIA                  Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                  Multi-Family Housing Revenue

PCR                   Pollution Control Revenue

RRR                   Resources Recovery Revenue

SFMR                  Single Family Mortgage Revenue

SWDR                  Solid Waste Disposal Revenue

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              19.3

AA                               Aa                              AA                                               24.2

A                                A                               A                                                21.5

BBB                              Baa                             BBB                                              20.0

BB                               Ba                              BB                                                7.5

B                                B                               B                                                 1.2

F-1+, F-1                        VMIG1,MIG1,P1                   SP1,A1                                            1.5

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     4.8

                                                                                                                 100.0

     (A)  NON-INCOME PRODUCING SECURITY, INTEREST PAYMENTS IN DEFAULT.

     (B)  INVERSE  FLOATER  SECURITY--THE  INTEREST  RATE IS  SUBJECT  TO CHANGE
          PERIODICALLY.

     C    SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES
          ACT OF 1933.  THESE  SECURITIES MAY BE RESOLD IN  TRANSACTIONS  EXEMPT
          FROM  REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT
          NOVEMBER 30, 2001, THESE SECURITIES AMOUNTED TO $31,166,176 OR 5.1% OF
          NET ASSETS.

     (D)  BONDS WHICH ARE  PREREFUNDED  ARE  COLLATERALIZED  BY U.S.  GOVERNMENT
          SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
          INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
          EARLIEST REFUNDING DATE.

     (E)  SECURITIES  PAYABLE  ON  DEMAND.  VARIABLE  INTEREST  RATE  SUBJECT TO
          PERIODIC CHANGE.

     (F)  SECURITIES  WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND  STANDARD &
          POOR'S,  HAVE  BEEN  DETERMINED  BY THE  INVESTMENT  ADVISOR  TO BE OF
          COMPARABLE  QUALITY TO THOSE  RATED  SECURITIES  IN WHICH THE FUND MAY
          INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

November 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           603,011,649   596,556,684

Cash                                                                     35,131

Interest receivable                                                  10,892,986

Receivable for investment securities sold                               473,505

Prepaid expenses                                                          8,762

                                                                    607,967,068
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           374,938

Payable for investment securities purchased                           1,281,761

Dividends payable to preferred shareholders                              33,724

Commissions payable                                                      31,836

Accrued expenses                                                        236,021

                                                                      1,958,280
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      606,008,788
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Auction Preferred Stock, Series A, B and C, par value
  $.001 per share (7,440 shares issued and outstanding
  at $25,000 per share liquidation preference )--Note 1             186,000,000

Common Stock, par value, $.001 per share
  (47,992,267 shares issued and outstanding)                             47,992

Paid-in capital                                                     447,480,727

Accumulated undistributed investment income--net                      2,887,833

Accumulated net realized gain (loss) on investments                 (23,952,799)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                              (6,454,965)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        420,008,788
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      606,008,788
--------------------------------------------------------------------------------

COMMON SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      47,992,267

NET ASSET VALUE PER SHARE OF COMMON STOCK ($)                              8.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended November 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     39,915,827

EXPENSES:

Management fee--Note 3(a)                                            3,058,211

Administration fee--Note 3(a)                                        1,529,106

Commission fees--Note 1                                                491,092

Professional fees                                                      124,731

Shareholders' reports                                                   61,669

Registration fees                                                       45,138

Directors' fees and expenses--Note 3(b)                                 43,121

Shareholder servicing costs                                             34,003

Custodian fees                                                           1,334

Miscellaneous                                                           37,615

TOTAL EXPENSES                                                       5,426,020

INVESTMENT INCOME--NET                                              34,489,807
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (634,617)

Net unrealized appreciation (depreciation) on investments            5,593,035

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,958,418

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                39,448,225

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         34,489,807          33,291,425

Net realized gain (loss) on investments         (634,617)          (4,672,749)

Net unrealized appreciation
   (depreciation) on investments                5,593,035           8,042,876

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   39,448,225          36,661,552
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Common Stock                                 (26,833,810)         (26,778,113)

Preferred Stock                               (5,551,745)          (7,597,500)

TOTAL DIVIDENDS                              (32,385,555)         (34,375,613)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Dividends reinvested--Note 1(c)                1,865,059                    --

Offering costs charged to paid-in capital
   resulting from issuance of Preferred Stock         --              (163,370)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             1,865,059              (163,370)

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,927,729             2,122,569
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           597,081,059          594,958,490

END OF PERIOD                                 606,008,788          597,081,059

Undistributed investment income--net            2,887,833              783,581
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (COMMON SHARES):

INCREASE IN COMMON SHARES OUTSTANDING

   AS A RESULT OF DIVIDENDS REINVESTED            208,342                   --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------
                                                                 2001          2000           1999           1998          1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.60          8.56           9.52           9.49          9.54

Investment Operations:

Investment income--net                                            .72           .70            .58            .60           .62

Net realized and unrealized

   gain (loss) on investments                                     .11           .06           (.90)           .05          (.01)

Total from Investment Operations                                  .83           .76           (.32)           .65           .61

Distributions:

Dividends from investment income--net:

   Common Stock                                                 (.56)          (.56)          (.58)          (.62)         (.66)

   Preferred Stock                                              (.12)          (.16)          (.02)            --            --

Total Distributions                                             (.68)          (.72)          (.60)          (.62)         (.66)

Capital Stock transactions--net effect

   of Preferred Stock offering                                     --          (.00)(a)       (.04)            --            --

Net asset value, end of period                                   8.75          8.60           8.56           9.52          9.49

Market value, end of period                                      8.45          81_8         711_16         103_16         105_8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)( B)                                            10.72         13.30         (19.36)          2.23         16.60
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets

   applicable to Common Stock                                    1.27(c,d)     1.34(c,d)       .91(c,d)       .81           .81

Ratio of net investment income

  to average net assets

   applicable to Common Stock                                    8.10(c,d)     8.25(c,d)      6.64(c,d)      6.26          6.55

Portfolio Turnover Rate                                         13.36         27.58          32.58           6.33          2.95

Asset coverage of Preferred
   Stock, end of period                                           326           321            320             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred
   Stock, end of period ($ x 1,000)                           420,009       411,081        408,958        453,893       446,152

Preferred Stock outstanding,
   end of period ($ x 1,000)( e)                              186,000       186,000        186,000             --            --

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B)  CALCULATED BASED ON MARKET VALUE.

(C)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(D)  THE RATIO OF  EXPENSES  TO TOTAL  AVERAGE  NET  ASSETS AND THE RATIO OF NET
     INVESTMENT  INCOME  TO TOTAL  AVERAGE  NET  ASSETS  WERE  .89%  AND  5.64%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  NOVEMBER  30,  2001,  .92%  AND  5.64%,
     RESPECTIVELY,  FOR THE YEAR  ENDED  NOVEMBER  30,  2000 AND .84% AND 6.13%,
     RESPECTIVELY, FOR THE YEAR ENDED NOVEMBER 30, 1999.

(E)  PREFERRED SHARES WERE ISSUED ON SEPTEMBER 22, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent believed by the fund's investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser and administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Boston Safe Deposit and Trust Company (the "Custodian") acts as the fund's custodian. The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services ("PFPC"), a subsidiary of PNC Bank ("PNC"), serves as the fund's transfer agent, dividend-paying agent, registrar and plan agent.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS vote as a separate class on certain other matters, as required by law. The fund has designated Robin A. Pringle and John E. Zuccotti to represent holders of APS on the fund's Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to accrete market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective December 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c)  Dividends  to  shareholders  of  Common  Stock  (" Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For common shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 29, 2001, the Board of Directors declared a cash dividend to Common Shareholders of $.0467 per share from investment income-net, payable on December 28, 2001 to Common Shareholders of record as of the close of business on December 13, 2001.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days for Series A and Series C. The dividend rate on Series B will be in effect until November 28, 2002. The dividend rates in effect at November 30, 2001 were as follows: Series A - 1.70%, Series B - 2.25% and Series C - 1.70%

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $23,760,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2001. If not applied, $4,499,000 of the carryover expires in fiscal 2002, $9,312,000 expires in fiscal 2003, $3,964,000 expires in fiscal 2007, $5,543,000 expires in fiscal 2008 and $442,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .. 50 of 1% of the value of the fund's average weekly net assets. The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund's average weekly net assets; out-of pocket transfer agency and custody expenses are paid separately by the fund.

(b)  Each  director  who  is  not  an  "affiliated person" as defined in the Act
receives   from   the   fund   an   annual  fee  of  $2,500  and  an  attendance

fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2001, amounted to $79,741,209 and $80,100,760, respectively.

At November 30, 2001, accumulated net unrealized depreciation on investments was
$6,454,965,   consisting   of  $29,109,479  gross  unrealized  appreciation  and
$35,564,444 gross unrealized depreciation.

At November 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
January 7, 2002



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

                                                             The Fund

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund' s Dividend Reinvestment Plan (the "Plan"), a holder of Common Stock ("Common Shareholder") who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder' s name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.


The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Managed Dividend Policy

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

                                                             The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

Supplemental    Information

For the period ended November 30, 2001, there were: (i) no material changes in the fund's investment objectives or polices, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no material changes in the principal risk factors associated with investment in the fund. In addition, on November 1, 2001, James Welch was assigned as the person primarily responsible for the day-to-day management of the fund's portfolio.


PROXY RESULTS (Unaudited)

During the fiscal year ended November 30, 2001, holders of common stock and Auction Preferred Stock voted together as a single class (except as noted) on the following proposal presented at the annual shareholders' meeting held on May 11, 2001. The description of the proposal and the number of shares voted are as follows:


                                                                                                      Shares
-----------------------------------------------------------------------------------------------------------------------
                                                                                             For      Authority Withheld
------------------------------------------------------------------------------------------------------------------------

To elect two Class II Directors:((+))

      Ehud Houminer                                                                  40,188,372                  690,523

      Robin A. Pringle((+)(+))                                                            7,326                       --

((+))  THE TERMS OF THESE CLASS II DIRECTORS EXPIRE IN 2004.

((+)(+))  ELECTED SOLELY BY APS HOLDERS.

                                                                   The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino

David W. Burke

Hodding Carter, III

Ehud Houminer

Richard C. Leone

Hans C. Mautner

Robin A. Pringle ((+))

John E. Zuccotti ((+)

((+)) AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Executive Vice President

      Paul Disdier

Vice President

      Mark N. Jacobs

Secretary

      John B. Hammalian

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Michael A. Rosenberg

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER AND ADMINISTRATOR

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND-PAYING AGENT,  REGISTRAR AND PLAN AGENT

PFPC Global Fund Services

(Common Stock)

Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DSM

INITIAL SEC EFFECTIVE DATE

11/22/89

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--MUNICIPAL BOND FUNDS" EVERY MONDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                For More Information

                        Dreyfus Strategic Municipal
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent &
                        Dividend-Paying Agent,

                        Registrar and Disbursing Agent
                        PFPC Global Fund Services
                        (Common Stock)
                        101 Federal Street
                        Boston, MA 02110

(c) 2002 Dreyfus Service Corporation                                  852AR1101